                                                                    EXHIBIT 10.7

This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws and may not be transferred, sold or otherwise disposed of without compliance with the registration or qualification provisions of applicable federal or state securities laws or applicable exemptions therefrom.

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO CERTAIN RIGHTS SPECIFIED IN THAT CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 30, 2000, A COPY OF WHICH WILL BE MAILED TO ANY REQUESTING HOLDER WITHIN FIVE (5) DAYS OF WRITTEN REQUEST THEREFOR.

                            IPG PHOTONICS CORPORATION

                          Common Stock Purchase Warrant

                                                       Sturbridge, Massachusetts
                                                       ____________, 2000

No. ___

Warrant Coverage Amount: $_______________

     IPG PHOTONICS CORPORATION, a Delaware corporation (the "Company"), for value received, hereby certifies that _______________ or its registered assigns (the "Holder"), is entitled to purchase from the Company such number of shares of duly authorized validly issued, fully paid and non-assessable shares of its Common Stock, $.001 per value per share ("Common Stock") as shall be determined by dividing the Warrant Coverage Amount specified herein by the Warrant Price (as defined in Section 11 hereof) at a purchase price per share equal to the Warrant Price at any time or at any time after an Exercise Date (as defined in Section 11 hereof); provided that such Exercise Date must occur prior to 5:00 P.M., Eastern Standard Time, on August 30, 2007 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant. As used herein, the term "Common Stock" shall mean the Common Stock and any other shares of stock issued or issuable with respect thereto.

     This Warrant is one of the Common Stock Purchase Warrants (each a "Warrant" and collectively, the "Warrants," such term to include any such warrants issued in substitution therefor) originally issued pursuant to Section 1.1 of that certain Stock and Purchase Agreement dated as of August 30, 2000 (as from time to time in effect, the "Purchase Agreement") by and among the Company and the Investors named therein, including in any supplement hereto executed in connection which any supplemental closing thereunder (the "Investors"). Certain capitalized terms used in this Warrant are defined in Section 14 hereof.

1. EXERCISE OR CONVERSION OF WARRANT

     1.1  Manner of Exercise or Conversion; Payment.

          1.1.1 Exercise. From and after the occurrence of an Exercise Date, this Warrant may be exercised by the holder hereof, in whole or in part, by surrender of this Warrant to the Company at its principal office during normal business hours on any date on or prior to the Expiration Date, accompanied by a subscription in substantially the form attached to this Warrant (or a facsimile thereof) duly executed by such holder and accompanied by payment
(i) in cash, (ii) by certified check payable to the order of the Company or
(iii) by wire transfer, or by any combination of any of the foregoing methods, in the amount required to be paid in accordance with the introductory paragraph hereof to acquire the shares being acquired upon such exercise, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) so purchased.

          1.1.2 Conversion. If instead of exercising this Warrant pursuant to the terms of Section 1.1.1 above, the holder hereof elects to convert this Warrant, in whole or in part, into shares of Common Stock, then such holder shall surrender this Warrant to the Company at its principal office during normal business hours on any date on or prior to the Expiration Date, accompanied by a conversion notice in substantially the form attached to this Warrant (or a facsimile thereof) duly executed by such holder, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) as is computed using the following formula:

                                      Y (A-B)
                                  X = -------
                                         A

     where X = the number of shares of Common Stock to be issued to such holder pursuant to this Section 1.1.2.

     Y = the number of shares of Common Stock to be issued upon exercise and in respect of which the conversion election is made pursuant to this Section 1.1.2.

          A = the Current Market Price of one share of Common Stock.

          B = the Warrant Price then in effect under this Warrant at the time the conversion election is made pursuant to this Section 1.1.2.

For all purposes of this Warrant (other than this Section 1.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Common Stock (or Other Securities) in accordance with the terms of this Section 1.1.2.

     1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1.3 hereof shall be deemed to have become the holder or holders of record thereof.


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

     1.3 Delivery of Stock Certificates, etc. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its sole expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

          (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share calculated on the Business Day preceding the date of such exercise; and

          (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of shares with respect to which this Warrant shall not then have been exercised (without giving effect to any adjustment thereof).

     1.4 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any rights to registration pursuant to the Registration Rights Agreement referred to in Section 8 hereof of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

2. CONSOLIDATION, MERGER, ETC.

     2.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganizations, etc. In the event the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price effective at the time of such consummation but with appropriate adjustments to reflect the terms of such transaction in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant for the full Warrant Coverage Amount immediately prior thereto in accordance with the terms hereof, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section; provided, however, that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the holder of such Warrants so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, then the holder of such Warrants shall be entitled to receive the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder if the holder of such Warrants had exercised such Warrants prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section.

     2.2 Assumption of Obligations. Notwithstanding anything contained in the Warrants or in the Purchase Agreement to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of Section
2.1 hereof unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (b) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 3, such holder may be entitled to receive. Nothing in this Section shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Purchase Agreement.

3. IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's Certificate of Incorporation and available for the purpose of issuance upon such exercise.

4. NOTICES OF CORPORATE ACTION. In the event of

          (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person,

          (b) any Sale Event, or any voluntary or involuntary dissolution, liquidation or winding-up, or

          (c) any IPO,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such reorganization, reclassification, recapitalization, Sale Event or IPO is to take place, (ii) the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such transaction and a description in reasonable detail of the transaction and (iii) if applicable, a description of the securities to be issued in such transaction and the consideration received by the Company therefor. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

5. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its sole expense and as expeditiously as possible, use all reasonable efforts to cause such shares to be duly registered or approved, as the case may be. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities. At any such time as Common Stock is listed on any national securities exchange or is quoted in the over-the-counter market, the Company will, at its sole expense, obtain promptly and maintain the approval for listing or quotation on each such exchange or market, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quotation of such shares after their issuance; and the Company will also list on such national securities exchange or provide for the quotation in such over-the-counter market, will register under the Exchange Act and will maintain such listing or quotation of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange or over-the-counter market by the Company.

6. CONTEST AND APPRAISAL RIGHTS.

     6.1 Dispute. If the Warrant Majority Holders shall, for any reason whatsoever, disagree with the Company's determination of the Market Price for the Common Stock, then the Company and the Warrant Majority Holders shall negotiate in good faith in an effort to reach an agreement upon the Market Price for a period of ten (10) days beginning at any time following notice by the Warrant Majority Holders of such disagreement. If the Company and the Warrant Majority Holders are unable to reach agreement as so provided, such dispute shall be resolved as set forth in Section 6.2 below.

     6.2 Appointment of Appraiser. The Company and the Warrant Majority Holders shall within thirty (30 days) after the expiration of the ten-day period referenced in Section 6.1 above, engage an Appraiser to make an independent determination of the Market Price for the Common Stock (the "Appraiser's Determination"). In determining the Market Price for the Common Stock, the Appraiser shall base any valuation upon the fair market value of the Company assuming that the Company were sold as a going concern, without regard to the existence of any control block, the anticipated impact upon current market prices of any such sale, the lack or depth of a market for the Common Stock, the Warrants or other securities of the Company, or any other factors concerning the liquidity or marketability of the Common Stock, the Warrants or other securities of the Company. The Appraiser's Determination shall be final and binding on the Company and all holders of Warrants.

     6.3 Appraiser's Determination. If the Company's determination of the Market Price for the Common Stock and the Appraiser's Determination differ by an amount of 10% or less, then the costs of conducting the appraisal shall be borne equally by the Company and the holders of the Warrants; if the Company's determination of the Market Price for the Common Stock is greater than the Appraiser's Determination by more than 10%, then the costs of conducting the appraisal shall be borne entirely by the holders of the Warrants; and if the Appraiser's Determination is greater than the Company's determination of the Market Price for the Common Stock by more than 10%, then the costs of conducting the appraisal shall be borne entirely by the Company; provided that in each case costs separately incurred by the Company and any holder of Warrants shall be separately and respectively borne by them.

7. RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and fully paid and nonassessable with no liability on the part of the holders thereof.

8. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

     8.1 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     8.2 Transfer and Exchange of Warrants.

          (a) The Company shall cause to be kept at its principal office a register for the registration and transfer of the Warrants. The names and addresses of holder of Warrants, the transfer thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary. Any transferee of Warrants shall be required to execute the Stockholders Agreement then in effect prior to the transfer of Warrants.

          (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces therefor for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     8.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than an Investor or any institutional investor, upon delivery of an indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its sole expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

9. RESTRICTIONS ON TRANSFERABILITY.

     (a) In General. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified and specified the Stockholders Agreement.

     The Holder of each share of Common Stock issued upon the exercise of this Warrant (evidenced by a certificate required to bear the legend specified in this Warrant), by its acceptance thereof, agrees to sell or otherwise transfer such Common Stock, in compliance with applicable law and in compliance with the Stockholders Agreement.

     (b) Restrictive Legends. The Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

     Each certificate for shares of Common Stock initially issued upon the exercise of this Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this Section 9, bear on the face thereof a legend reading substantially as follows:

     "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Securities Act or qualification or an exemption therefrom."

     "The securities represented by this certificate are subject to restrictions on transfer and requirements of sale and the provisions as set forth in the Stockholders Agreement dated as of August 30, 2000, as amended and in effect from time to time, and constitute Shares as defined in such Stockholders Agreement. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

     In the event that a registration statement covering the shares of Common Stock issued upon the exercise of this Warrant shall become effective under the Securities Act and under any applicable state securities laws or in the event that the Company shall receive an opinion of counsel to the Holder (which may be internal counsel to such Holder) that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the General Rules and Regulations of the Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the shares of Common Stock issued upon the exercise of this Warrant or issue new certificates without such legend in lieu thereof.

10. AVAILABILITY OF INFORMATION. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will comply with the reporting requirements of Section 13 and 15(d) of the Exchange Act and will comply with all public information reporting requirements of the Commission (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

11. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized or obligated by law or executive order to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

     "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Company" shall have the meaning given to such term in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of the Company in compliance with Section 2 hereof.

     "Current Market Price" means on any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the Current Market Price shall be the Market Price on such date.

     "Exchange Act" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Exercise Date" means (i) in the case of an IPO, the closing date of the IPO or (ii) in the case of a Sale Event, the closing or completion date of such Sale Event.

     "Expiration Date" shall have the meaning given to such term in the introduction to this Warrant.

     "Investors" shall have the meaning given to such term in the introduction to this Warrant.

     "IPO" means the Company's first underwritten offering to the public pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of the Common Stock.

     "Liquidity Event" means an IPO or a Sale Event.

     "Liquidity Event Price" means, (i) in the case of an IPO, the price to be public as specified in the definitive prospectus in such IPO, (ii) in the case of a Sale Event, the amount per share of Common Stock to be paid in any such transaction "Market Price" means on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, or if the asset to be valued is property, then the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     "NASD" means the National Association of Securities Dealers, Inc. and any successor organization thereto.

     "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of Warrants, in lieu of or in addition to Common Stock, which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 hereof or otherwise.

     "Person" means any individual, corporation, partnership, company, association, limited liability company, joint venture, estate, trust, unincorporated organization, entity or division or government, governmental department or any agency or political subdivision thereof.

     "Purchase Agreement" shall have the meaning given to such term in the introduction to this Warrant.

     "Registration Rights Agreement" means that Registration Rights Agreement dated as of August 30, 2000 by and among the Company and the Investors named therein.

     For purposes of valuing any securities or other noncash or consideration to be delivered to the holders of the Common Stock in any Sale Event, the following shall apply:

          (i) If traded on a nationally recognized securities exchange or inter-dealer quotation system, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the 30-day period ending three (3) business days prior to the closing;

          (ii) If traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) business days prior to the closing; and

          (iii) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Company and the holders of not less than a Majority Warrant Majority Holders, provided that if the Company and the Warrant Majority Holders are unable to reach agreement, then by independent appraisal by a mutually agreed to investment banker, the fees of which shall be paid by the Company.

     "Sale Event" means a transaction of the type specified in Article IV, Section B.3(a) and (c) of the Certificate of Incorporation.

     "Securities Act" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect at the time.

     "Stockholders Agreement" means that certain Stockholders Agreement dated as of August 30, 2000 by and among the Company, IP Fiber Devices Ltd., a UK corporation, the Founders (as defined therein) and the Investors (as defined therein), as from time to time in effect.

     "Warrant Majority Holders" means the holders of Warrants entitling such holders to purchase a majority of the Common Stock subject to purchase upon the exercise of Warrants at the time outstanding.

     "Warrant Coverage Amount" means $____________ provided that such amount shall be reduced from time to time by the amount paid in connection with any partial exercise hereunder (or deemed paid in connection with any cashless exercise under Section 1.12).

     "Warrant Price" means the dollar amount equal to the product obtained by multiplying the Liquidity Event Price by .5.

     "Warrants" shall have the meaning given to such term in the introduction of this Warrant.

12. GENERAL

     12.1 Amendments, Waivers and Consents. No course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder shall operate as a waiver of the rights hereof. This Warrant may not be amended or modified or any provision hereof waived without the written consent of the Company and the holders of Warrants entitling such holders to purchase eighty percent (80%) of the Common Stock subject to purchase upon the exercise of Warrants at the time outstanding provided, that any party may waive any provision hereof intended for its benefit by written consent.

     12.2 Governing Law. This Warrant shall be construed in accordance with the laws of Delaware without giving effect to conflict of laws principles thereof.

     12.3 Section Headings. The descriptive headings in this Warrant have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

     12.4 Notices and Demands. Any notice or demand which is required or provided to be given under this Warrant shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company, at its address set forth on the signature page hereto, or at any other address designated by the Company to the holder of this Warrant in writing; and if to the holder of this Warrant, at the mailing address designated by such holder to the Company in writing.

     12.5 Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Warrant by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Warrant.

     12.6 No Rights as Stockholder. Except as otherwise provided in the Stockholders Agreement, prior to the exercise of this Warrant, no holder of this Warrant shall be entitled to any rights of a stockholder of the Company with respect to the shares of Common Stock for which this Warrant shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company hereby executes this Warrant as of the date first written above.

                                        IPG PHOTONICS CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address: 660 Main Street, Box 519
                                                 Sturbridge, MA 01566

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]

To IPG PHOTONICS CORPORATION

     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _________ shares of the Voting Common Stock and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________, whose address is _____________________________________.

                                        Dated:
                                               ---------------------------------


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)   (State)   (Zip Code)

                            FORM OF CONVERSION NOTICE

                 [To be executed only upon exercise of Warrant]

To IPG PHOTONICS CORPORATION

     The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to _________ shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to ________________________, whose address is ________________________.

                                        Dated:
                                               ---------------------------------


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)   (State)   (Zip Code)

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________________ the rights represented by such Warrant to purchase _______ shares of Common Stock of IPG PHOTONICS CORPORATION to which and such Warrant relates, and appoints _______________________ Attorney to make such transfer on the books of IPG PHOTONICS CORPORATION maintained for such purpose, with full power of substitution in the premises.

                                        Dated:
                                               ---------------------------------


                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ----------------------------------------
                                        (Street Address)

                                        ----------------------------------------
                                        (City)   (State)   (Zip Code)

                                  AMENDMENT TO

                         COMMON STOCK PURCHASE WARRANTS

     THIS AMENDMENT (this "Amendment") to those certain Common Stock Purchase Warrants (each a "Warrant" and collectively, the "Warrants") originally issued pursuant to Section 1.1 of that certain Stock Purchase Agreement dated as of August 30, 2000 by and among IPG Photonics Corporation (the "Company") and the parties named therein is effective as of December 21, 2005. All capitalized terms used herein and not otherwise defined have the meanings set forth in the Warrants.

     WHEREAS, the Company and the holders of the Warrants desire to amend the Warrants to extend the Expiration Date and to provide a repurchase right for the Company;

     NOW, THEREFORE, the parties do hereby agree as follows:

     Each Warrant shall be amended in the following manner:

          1. The term "Expiration Date" shall be amended to mean April 15, 2008.

          2. The following subsection shall be added to Section 1: "1.5 Company Repurchase Right. The Company or its assignee shall have the right, at its option, to purchase each Warrant for a purchase price equal to the product of
(x) Warrant Coverage Amount specified in such Warrant and (y) the difference between one (1) and the quotient obtained by dividing the underwriter discount and commission per share in the QPO by the offering price per share to the public in the QPO".

          3. Section 4 shall be amended and restated to read in its entirety as follows:

     "4. Notices of Corporate Action. In the event of

               (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all of the assets of the Company to any other Person,

               (b) any Sale Event, or any voluntary or involuntary dissolution, liquidation or winding-up, or

               (c) any IPO,

     the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such reorganization, reclassification, recapitalization, Sale Event or IPO is to take place; (ii) the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or other Securities) for the securities or other property deliverable upon such transaction and a description in reasonable detail of the transaction, and if applicable; (iii) if such IPO is intended to be a QPO; (iv) if the Company is exercising its repurchase right pursuant to Section 1.5 and (v) a description of the securities to be issued in such transaction and the consideration received by the Company therefor. Such notice shall be mailed at least thirty (30) days prior to the date therein specified."

          4. Section 11 is amended by adding the following definitions:

     "QPO" or "Qualified Public Offering" shall mean an IPO that would constitute a Qualified Public Offering as defined in Article Fourth, Section B.2 of the Certificate of Incorporation of the Company.

          5. As herein amended, the Warrants shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          6. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BANK]IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first set forth above.

                                        COMPANY

                                        IPG PHOTONICS CORPORATION


                                        By:
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: CEO and Chairman


                                        HOLDERS

                                        TA IX, L.P.

                                        By: TA Associates IX LLC,
                                        Its General Partner

                                        By: TA Associates, Inc., its Manager


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA/ADVENT VIII L.P.

                                        By: TA Associates VIII LLC,
                                        Its General Partner

                                        By: TA Associates, Inc., its Manager


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        TA/ATLANTIC AND PACIFIC IV L.P.
                                        By: TA Associates AP IV L.P.,
                                        Its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA EXECUTIVES FUND LLC

                                        By: TA Associates, Inc., its Manager


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TA INVESTORS LLC

                                        By: TA Associates, Inc., its Manager


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name: Kenneth T. Schiciano
                                        Title: Authorized Signatory

                                        Merrill Lynch Ventures L.P. 2001

                                        By: Merrill Lynch Ventures LLC,
                                        its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ML IBK Positions Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Merrill Lynch KECALP L.P. 1999

                                        By: KECALP Inc., its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KECALP Inc., as nominee for
                                        Merrill Lynch KECALP International L.P.
                                        1999


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Merrill Lynch Taurus 2000 Fund, L.P.

                                        By: ML Taurus, Inc., its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - A, L.P.

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - B, L.P.

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - C GMBH & CO., KG

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - D, L.P.

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - E, L.P.

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - F, C.V.

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        APAX EUROPE IV - G, C.V.

                                        By: APAX Europe IV GP, L.P.,
                                        its Managing General Partner

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        APAX EUROPE IV - H GMBH & CO., KG

                                        By: APAX Europe IV GP, L.P.,
                                        its attorney

                                        By: APAX Europe IV GP Co. Limited,
                                        its Managing General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BAYVIEW 2000, LP

                                        By: Bayview 2000 GP, LLC,
                                        its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE SOG FUND, LP

                                        By: The Special Opportunities Group LLC,
                                        its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE SOG FUND II, LP

                                        By: The Special Opportunities Group LLC,
                                        its General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WINSTON/THAYER PARTNERS, L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MARCONI CAPITAL LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------